UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         January 6, 2010

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12040	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operation and Financial Condition

            On January 6, 2010, Sun Healthcare Group, Inc. ("Sun") issued the press release furnished herewith as Exhibit 99.1 to announce guidance for its projected financial results for fiscal 2010.

Item 7.01.  Regulation FD Disclosure

                On January 11, 2010, Sun intends to conduct a presentation at the J.P Morgan Healthcare Conference.  The slide show for Sun’s presentation is attached to this report as Exhibit 99.2.  The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the slide show includes material investor information that is not otherwise publicly available.  In addition, Sun does not assume any obligation to update such information in the future.

Item 9.01.  Financial Statements and Exhibits

99.1	Press Release dated January 6, 2010.
99.2	Slide show for investor presentation to be conducted January 11, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Jeffrey M. Kreger
Name: Jeffrey M. Kreger
Title: Vice President and Corporate Controller

Dated:  January 11, 2010